Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases
We have entered into various non-cancelable operating lease agreements for certain of our offices, facilities, land, and data centers throughout the world with original lease periods expiring primarily between 2016 and 2063. We are committed to pay a portion of the actual operating expenses under certain of these lease agreements. These operating expenses are not included in the table below. Certain of these arrangements have free or escalating rent payment provisions. We recognize rent expense under such arrangements on a straight-line basis.
As of December 31, 2015, future minimum payments under non-cancelable operating leases, net of sublease income amounts, were as follows over each of the next five years and thereafter (in millions):

	Operating Leases	Sub-lease Income	Net Operating Leases
2016	672	26	646
2017	794	13	781
2018	796	4	792
2019	769	3	766
2020	719	3	716
Thereafter	3,706	1	3,705
Total minimum payments	$7,456	$50	$7,406

Certain leases have adjustments for market provisions. Amounts in the above table represent our best estimates of future payments to be made under these leases.
We entered into certain non-cancelable lease agreements with original lease periods expiring between 2021 and 2032 where we are the deemed owner for accounting purposes of new construction projects. Future minimum lease payments under such leases total approximately $678 million, of which $422 million is included on the Consolidated Balance Sheet as of December 31, 2015. These amounts are presented as an asset and corresponding non-current liability, which represents our estimate of construction costs incurred to date. They have been excluded from the table above.
Rent expense under operating leases, including co-location arrangements, was $465 million, $570 million, and $734 million in 2013, 2014, and 2015.
Purchase Obligations
As of December 31, 2015, we had $1.7 billion of other non-cancelable contractual obligations, primarily related to data center operations and facility build-outs, video and other content licensing revenue sharing arrangements, as well as certain inventory purchase commitments.
Letters of Credit
As of December 31, 2015, we had unused letters of credit for $752 million.
Indemnifications
In the normal course of business, to facilitate transactions in our services and products, we indemnify certain parties, including advertisers, Google Network Members, and lessors with respect to certain matters. We have agreed to hold certain parties harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties. Several of these agreements limit the time within which an indemnification claim can be made and the amount of the claim. In addition, we have entered into indemnification agreements with our officers and directors, and our bylaws contain similar indemnification obligations to our agents.
It is not possible to make a reasonable estimate of the maximum potential amount under these indemnification agreements due to the unique facts and circumstances involved in each particular agreement. Additionally, we have a limited history of prior indemnification claims and the payments we have made under such agreements have not had a material adverse effect on our results of operations, cash flows, or financial position. However, to the extent that valid indemnification claims arise in the future, future payments by us could be significant and could have a material adverse effect on our results of operations or cash flows in a particular period.
As of December 31, 2015, we did not have any material indemnification claims that were probable or reasonably possible. As part of the sale of Motorola Home and Motorola Mobile businesses, we issued indemnifications for certain potential liabilities. Please see Note 9 for additional information.
Legal Matters
Antitrust Investigations
On November 30, 2010, the European Commission's (EC) Directorate General for Competition opened an investigation into various antitrust-related complaints against us. On April 15, 2015, the EC issued a Statement of Objections (SO) regarding the display and ranking of shopping search results. The EC also opened a formal investigation into Android. We responded to the SO on August 27, 2015 and will continue to cooperate with the EC.
The Comision Nacional de Defensa de la Competencia in Argentina, the Competition Commission of India (CCI), Brazil's Council for Economic Defense (CADE), the Canadian Competition Bureau (CCB), and the Federal Antimonopoly Service (FAS) of the Russian Federation have also opened investigations into certain of our business practices. In August 2015, we received the CCI Director General's report with interim findings of competition law infringements regarding search and ads. In September 2015, FAS found that there has been a competition law infringement in Android mobile distribution. We will respond to the CCI's report and have filed an appeal of the FAS decision. In July 2015, the Taiwan Fair Trade Commission informed us that it was closing its antitrust investigations of our business practices.
The state attorney general from Mississippi issued subpoenas in 2011 and 2012 in an antitrust investigation of our business practices. We have responded to those subpoenas, and we remain willing to cooperate with them if they have any further information requests.
Patent and Intellectual Property Claims
We have had patent, copyright, and trademark infringement lawsuits filed against us claiming that certain of our products, services, and technologies infringe the intellectual property rights of others. Adverse results in these lawsuits may include awards of substantial monetary damages, costly royalty or licensing agreements, or orders preventing us from offering certain features, functionalities, products, or services, and may also cause us to change our business practices, and require development of non-infringing products or technologies, which could result in a loss of revenues for us and otherwise harm our business. In addition, the U.S. International Trade Commission (ITC) has increasingly become an important forum to litigate intellectual property disputes because an ultimate loss for a company or its suppliers in an ITC action could result in a prohibition on importing infringing products into the U.S. Since the U.S. is an important market, a prohibition on importation could have an adverse effect on us, including preventing us from importing many important products into the U.S. or necessitating workarounds that may limit certain features of our products.
Furthermore, many of our agreements with our customers and partners require us to indemnify them for certain intellectual property infringement claims against them, which would increase our costs as a result of defending such claims, and may require that we pay significant damages if there were an adverse ruling in any such claims. Our customers and partners may discontinue the use of our products, services, and technologies, as a result of injunctions or otherwise, which could result in loss of revenues and adversely impact our business.
Other
We are also regularly subject to claims, suits, government investigations, and other proceedings involving competition (such as the pending EC investigations described above), intellectual property, privacy, tax, labor and employment, commercial disputes, content generated by our users, goods and services offered by advertisers or publishers using our platforms, personal injury, consumer protection, and other matters. Such claims, suits, government investigations, and other proceedings could result in fines, civil or criminal penalties, or other adverse consequences.
Certain of our outstanding legal matters include speculative claims for substantial or indeterminate amounts of damages. We record a liability when we believe that it is probable that a loss has been incurred and the amount can be reasonably estimated. If we determine that a loss is reasonably possible and the loss or range of loss can be estimated, we disclose the possible loss. We evaluate, on a monthly basis, developments in our legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and make adjustments as appropriate. Significant judgment is required to determine both likelihood of there being and the estimated amount of a loss related to such matters.
With respect to our outstanding legal matters, based on our current knowledge, we believe that the amount or range of reasonably possible loss will not, either individually or in the aggregate, have a material adverse effect on our business, consolidated financial position, results of operations, or cash flows. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties.
We expense legal fees in the period in which they are incurred.
Taxes
We are under audit by the Internal Revenue Service (IRS) and various other domestic and foreign tax authorities with regards to income tax and indirect tax matters. We have reserved for potential adjustments to our provision for income taxes and accrual of indirect taxes that may result from examinations by, or any negotiated agreements with, these tax authorities, and we believe that the final outcome of these examinations or agreements will not have a material effect on our results of operations. If events occur which indicate payment of these amounts is unnecessary, the reversal of the liabilities would result in the recognition of benefits in the period we determine the liabilities are no longer necessary. If our estimates of the federal, state, and foreign income tax liabilities and indirect tax liabilities are less than the ultimate assessment, it would result in a further charge to expense.
Please see Note 15 for additional information regarding contingencies related to our income taxes.